©2018 Lincoln National CorporationChris Giovanni484-583-1793Christopher.Giovanni@LFG.comSECOND QUARTER 2018 EARNINGS This document is dated August 1, 2018,it may not be accurate after such date and LNC does notundertake to update or keep it accurate after such date.

ANNUITIES SALES MOMENTUM ACCELERATING

Sales driven by product and distribution expansion combined with industry growth


$14.0B
$10.0B
$6.0B
$2.0B
$8.2B
$8.7B
$11.9B
2016
2017
2Q18 annualized
$(1.6)B
$(2.7)B
$(0.5)B
Sales
Net flows

28% of 2Q sales from new products and distribution

Forecasted industry growth **5-10%**[1]

Expanded fixed annuity portfolio


4Q16 sales of $1.8B
23%
26%
51%
2Q18 sales of $3.0B
30%
20%
50%
VA w/ GLB
VA w/o GLB
FA

1 Source: *LIMRA 2018-2020 Individual Annuity Sales Forecast*, 2018.

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69%31%Capital markets²Insurance risks³~65%~35%LIBERTY INTEGRATION PROGRESSING AHEAD OF EXPECTATIONSFuture201711  Exclude the impact of notable items. 2  Capital markets include fees on AUM and investment spread. 3  Insurance risks predominately include mortality / morbidity. •Earnings of $45M in 2Q18, up 29% –After-tax margin of 5.3%–Favorablerisk results on both the Lincoln and Liberty blocks of business–Good persistency and solid premium growth –Includes 2 months of Liberty •Liberty performing ahead of expectations–Remain confident in executing repricing program  –Potential for upside to $100M expense savings target

32%38%30%38%31%31%Fees on AUMInvestment spreadInsurance risks²ALL-WEATHER BUSINESS MIX RESULTS IN BALANCED EARNINGS201712013170%69%1  Excludes the impact of notable items. 2  Insurance risks predominately include mortality / morbidity.

ALL-WEATHER BUSINESS MIX ENABLES CONSISTENT GROWTH

Bull market + low rates OR muted equity market growth + current rates = earnings growth

	Past 5 years		3 years out[1]	
Drivers	**Capital markets performance**	**EPS growth**	**Capital markets performance**	**EPS growth**
Equity markets: Average S&P 500	+13%	5%	+3%	~1%
Interest rates: Average 10-year	2.2%	(3)%	3.0%	~1%
Net benefit from capital markets		**2%**		**2%**

- Total targeted adjusted annual EPS growth of 8-10% is based on the total contribution from net flows / premiums, margin / expense improvement, capital markets, and buybacks as previously disclosed

1 Scenario analysis reflects current interest rate environment and equity market returns well below the 25-year historic growth rate of 9.6%. This scenario does not reflect LNC's long-term assumptions.

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MONEYGUARD® WELL POSITIONED AND DRIVING SOLID RESULTS

MoneyGuard® is not traditional LTC

- We know we will pay a benefit
- Multi-benefit design reduces policyholder behavior risk
- Capped benefits
- 80% of in-force sold since 2006
- Priced to reflect reliable industry experience
- Majority of claims related to deaths or acceleration of death benefit

Reserves sufficient under stress scenarios

- Stress scenarios impact earnings, not reserves
- Milliman compared key current *MoneyGuard®* pricing assumptions to traditional LTC products[1]
  - *MoneyGuard®* assumptions are generally in line with or more conservative than current rational pricing assumptions being used for traditional LTC products
  - *MoneyGuard®* is better equipped to handle adverse experience than traditional LTC products

Scenarios		Stat reserves	Required reserves	Reserve sufficiency
Current baseline[2]		**$10.1B**	**$8.2B**	**$1.9B**
Morbidity: +25%	Stress scenarios		+0.5	1.4
Mortality: -25%	Stress scenarios		+0.4	1.5
Lapse rate: 0%	Stress scenarios		+0.3	1.6
All 3 stress scenarios combined	Stress scenarios		+1.7	0.2

1 Lincoln engaged an independent third party, Milliman, a leading actuarial consulting firm in the LTC industry, to perform a high-level comparison of key pricing assumptions and product risks when considering differences in product design for Lincoln's *MoneyGuard®* product to those typical for traditional LTC products in the industry. This work was prepared solely to provide assistance to Lincoln. Milliman does not intend to benefit and assumes no duty or liability to other parties who receive this work. Any such recipient should be aided by its own actuary or other qualified professional when reviewing the Milliman work product.

2 As of 12/31/2017.

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STRONG CAPITAL POSITION WILL ENABLE ACTIVE DEPLOYMENT

Buybacks resumed in 2Q | $100 million

Lowest BIG exposure in over a decade[1] 4.1%

RBC ratio to remain strong



500%
400%
300%
200%
100%
0%
~460%
2Q18

- 40 % point impact from tax reform
  - 20 % points less than original guidance
- Implementation of C1 factor changes remains fluid
  - 2019 at the earliest

Balance sheet and FCF support deployment[2]

- Resumed buybacks in 2Q18
  - Repurchased $100M in 2Q18
  - Expect pace of buybacks to increase in 2H18
  - Dividend reviewed annually in 3Q18
- Strong FCF supports capital management
  - $850-950M annually
  - Expect more than $2B towards buybacks, dividends and M&A in 2018
- Well positioned balance sheet
  - $9.1B statutory capital
  - RBC ratio ended 2Q18 at ~460%
  - BIG exposure of 4.1%, lowest in over a decade

1 Below investment grade is abbreviated as BIG.
2 Free cash flow is abbreviated as FCF.

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APPENDIX

FORWARD LOOKING STATEMENTS – CAUTIONARY LANGUAGE

Certain statements made in this presentation and in other written or oral statements made by Lincoln or on Lincoln's behalf are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 ("PSLRA"). A forward-looking statement is a statement that is not a historical fact and, without limitation, includes any statement that may predict, forecast, indicate or imply future results, performance or achievements, and may contain words like: "believe," "anticipate," "expect," "estimate," "project," "will," "shall" and other words or phrases with similar meaning in connection with a discussion of future operating or financial performance. In particular, these include statements relating to future actions, trends in Lincoln's businesses, prospective services or products, future performance or financial results, and the outcome of contingencies, such as legal proceedings. Lincoln claims the protection afforded by the safe harbor for forward-looking statements provided by the PSLRA.

Forward-looking statements involve risks and uncertainties that may cause actual results to differ materially from the results contained in the forward-looking statements. Risks and uncertainties that may cause actual results to vary materially, some of which are described within the forward-looking statements, include, among others:

- Deterioration in general economic and business conditions that may affect account values, investment results, guaranteed benefit liabilities, premium levels, claims experience and the level of pension benefit costs, funding and investment results;
- Adverse global capital and credit market conditions could affect our ability to raise capital, if necessary, and may cause us to realize impairments on investments and certain intangible assets, including goodwill and the valuation allowance against deferred tax assets, which may reduce future earnings and/or affect our financial condition and ability to raise additional capital or refinance existing debt as it matures;
- Because of our holding company structure, the inability of our subsidiaries to pay dividends to the holding company in sufficient amounts could harm the holding company's ability to meet its obligations;
- Legislative, regulatory or tax changes, both domestic and foreign, that affect: the cost of, or demand for, our subsidiaries' products; the required amount of reserves and/or surplus; our ability to conduct business and our captive reinsurance arrangements as well as restrictions on the payment of revenue sharing and 12b-1 distribution fees; the impact of recently enacted U.S. Federal tax reform legislation on our business, earnings and capital; and the effect of the Fifth Circuit Court of Appeal's decision vacating the Department of Labor's ("DOL") fiduciary regulation as well as any "best interest" standards of care adopted by the Securities and Exchange Commission ("SEC") or other state regulators
- Actions taken by reinsurers to raise rates on in-force business;
- Declines in or sustained low interest rates causing a reduction in investment income, the interest margins of our businesses, estimated gross profits and demand for our products;
- Rapidly increasing interest rates causing contract holders to surrender life insurance and annuity policies, thereby causing realized investment losses, and reduced hedge performance related to variable annuities;
- Uncertainty about the effect of continuing promulgation and implementation of rules and regulations under the Dodd-Frank Wall Street Reform and Consumer Protection Act on us, the economy and the financial services sector in particular;
- The initiation of legal or regulatory proceedings against us, and the outcome of any legal or regulatory proceedings, such as: adverse actions related to present or past business practices common in businesses in which we compete; adverse decisions in significant actions including, but not limited to, actions brought by federal and state authorities and class action cases; new decisions that result in changes in law; and unexpected trial court rulings;
- A decline in the equity markets causing a reduction in the sales of our subsidiaries' products; a reduction of asset-based fees that our subsidiaries charge on various investment and insurance products; an acceleration of the net amortization of deferred acquisition costs ("DAC"); value of business acquired ("VOBA") deferred sales inducements ("DSI") and deferred front-end loads ("DFEL"); and an increase in liabilities related to guaranteed benefit features of our subsidiaries' variable annuity products;

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•Ineffectiveness of our risk management policies and procedures, including various hedging strategies used to offset the effect of changes in the value of liabilities due to changes in the level and volatility of the equity markets and interest rates; •A deviation in actual experience regarding future persistency, mortality, morbidity, interest rates or equity market returns from the assumptions used in pricing our subsidiaries' products, in establishing related insurance reserves and in the net amortization of DAC, VOBA, DSI and DFEL, which may reduce future earnings; •Changes in accounting principles generally accepted in the United States ("GAAP"), that may result in unanticipated changes to our net income;•Lowering of one or more of our debt ratings issued by nationally recognized statistical rating organizations and the adverse effect such action may have on our ability to raise capital and on our liquidity and financial condition; •Lowering of one or more of the insurer financial strength ratings of our insurance subsidiaries and the adverse effect such action may have on the premium writings, policy retention, profitability of our insurance subsidiaries and liquidity; •Significant credit, accounting, fraud, corporate governance or other issues that may adversely affect the value of certain investments in our portfolios, as well as counterparties to which we are exposed to credit risk requiring that we realize losses on investments; •Inability to protect our intellectual property rights or claims of infringement of the intellectual property rights of others;•Interruption in telecommunication, information technology or other operational systems, or failure to safeguard the confidentiality or privacy of sensitive data on such systems from cyberattacks or other breaches of our data security systems;•The effect of acquisitions and divestitures, restructurings, product withdrawals and other unusual items, including the successful implementation of integration strategies or the achievement of anticipated synergies and operational efficiencies related to an acquisition;•The adequacy and collectability of reinsurance that we have purchased;•Acts of terrorism, a pandemic, war or other man-made and natural catastrophes that may adversely affect our businesses and the cost and availability of reinsurance; •Competitive conditions, including pricing pressures, new product offerings and the emergence of new competitors, that may affectthe level of premiums and fees that our subsidiaries can charge for their products; •The unknown effect on our subsidiaries' businesses resulting from evolving market preferences and the changing demographics of our client base; and•The unanticipated loss of key management, financial planners or wholesalers.The risks included here are not exhaustive. Our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and other documents filed with the SEC include additional factors that could affect our businesses and financial performance. Moreover, we operate in arapidly changing and competitive environment. New risk factors emerge from time to time, and it is not possible for management to predict all such risk factors.Further, it is not possible to assess the effect of all risk factors on our businesses or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results. In addition, Lincoln disclaims any obligation to update any forward-looking statements to reflect events or circumstances that occur after the date of this press release.The reporting of Risk Based Capital (“RBC”) measures is not intended for the purpose of ranking any insurance company or for usein connection with any marketing, advertising or promotional activities.A reconciliation of any measures not shown in accordance with GAAP can be found in our press release dated August 1, 2018.FORWARD LOOKING STATEMENTS –CAUTIONARY LANGUAGE (CONTINUED)